SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

Genesco Inc.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	0211340

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

1415 Murfreesboro Road
Nashville, Tennessee	37217-2895

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 367-7000

(Former name or former address, if changed since last report)

ITEM 7.01. REGULATION FD DISCLOSURE.

On January 11, 2005, Genesco Inc. announced plans for members of its management to make a presentation on the Company at the 7th Annual ICR Xchange Conference at 8:35 a.m. Pacific Time on Thursday, January 13, 2005. A live audio feed of the presentation will be accessible on the Internet through the Company’s website at www.genesco.com and can also be accessed at www.icr-online.com/conference. The Company also reaffirmed previously announced earnings expectations for the fourth quarter and fiscal year ending January 29, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press Release, dated January 11, 2005, issued by Genesco Inc.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Genesco Inc.
By:	/s/ Roger G. Sisson
Name:	Roger G. Sisson
Title:	Vice President, Secretary and General Counsel

Date: January 11, 2005

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 11, 2005

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